                                                                    Exhibit 10.2

                       AMENDMENT TO TRANSACTION DOCUMENTS

     THIS AMENDMENT (referred to herein as this "Amendment"), dated as of March 31, 2000, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                   RECITALS:

     A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time (the "Revolving Credit Lenders"), the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, an Amendment to Transaction Documents dated as of September 10, 1998, a Consent and Amendment to Transaction Documents dated as of December 10, 1998, an Amendment to Transaction Documents dated as of November 16, 1999, and an Amendment to Transaction Documents and Waiver dated as of December 31, 1999 an Amendment to Transaction Documents dated as of March 28, 2000, and an Amendment to Transaction Documents dated as of April 10, 2000.

     B. The parties hereto desire to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) AMENDMENT TO FINANCIAL COVENANTS. Sections 7.01(b) and 7.01(c) of each Credit Facility are deleted and the following are substituted:

          (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. As of the end of each fiscal quarter of the Borrower ending on or after March 31, 2000, the Consolidated Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on the last day of each such fiscal quarter, in each case considered as a single accounting

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period, shall not be less than the applicable amount set forth below.

                                                                      Consolidated Fixed Charge
                                                                      Coverage Ratio for the relevant
Fiscal quarter ending on a date in the following                      number of fiscal quarters ending on
period (inclusive)                                                    such date shall not be less than
------------------------------------------------                      -----------------------------------
March 31, 2000                                                                  1.00
Thereafter                                                                      2.00

          (c) CONSOLIDATED FUNDED DEBT RATIO (FINANCIAL COVENANT). As of the end of any fiscal quarter of the Borrower ending on or after March 31, 2000, the Consolidated Funded Debt Ratio (Financial Covenant) for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, considered as a single accounting period, shall not be greater than the applicable amount set forth below:

                                                                      Consolidated Funded Debt Ratio
                                                                      (Financial Covenant) for the fiscal
Fiscal quarter ending on a date in the following                      quarters ending on such date shall
period (inclusive)                                                    not be greater than
------------------------------------------------                      -----------------------------------
March 31, 2000 through September 30, 2000                                       3.00
Thereafter                                                                      3.00

(b) AMENDMENTS TO DEFINITIONS. Annex A, Section 1.01 of the Credit Facilities each is amended by deleting the definition of "Consolidated Funded Senior Debt Ratio (Adjusted)" and by adding the following definitions in proper alphabetical order:

          "Consolidated Fixed Charge Coverage Ratio" for any period shall mean the ratio of the Consolidated EBITDA for such period plus the net after tax cash proceeds, up to $50,000,000, received by the Borrower from the sale of Yankee Research Group, Inc. during such period less Capital Expenditures for such period to the Consolidated Fixed Charges for such period.

          "Consolidated Fixed Charges" for any period shall mean the sum of (a) Consolidated Cash Interest Expense for such period, and (b) principal payments made by the Borrower and its Subsidiaries during such period with respect to any outstanding Indebtedness (excluding payments of Indebtedness under the Revolving Credit Agreement), all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Funded Debt Ratio (Financial Covenant)" for any period shall mean the following ratio: (a) the amount, not less than zero, determined as of the last day of such period, equal to (i) Consolidated Funded Indebtedness, minus (ii) the amount, not less than zero, equal to
     (A) the amount of cash and Cash Equivalent Investments owned by the Borrower and its Subsidiaries, valued at the lower of cost or market, minus (B) $10,000,000, divided by (b) Consolidated EBITDA for such period.


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SECTION 2. WAIVER OF FINANCIAL COVENANTS.

The Lenders hereby waive compliance with the requirements of Sections 7.01(b) and 7.01(c) of each Credit Facility at March 31, 2000, as such provisions were in effect prior to the effectiveness of this Amendment; provided, the foregoing waiver will be effective only if the Borrower was in compliance at March 31, 2000 with Sections 7.01(b) and 7.01(c) of each Credit Facility, as amended by this Amendment.

SECTION 3. EFFECTIVENESS AND EFFECT, ETC.

     (a) EFFECTIVENESS. This Amendment shall become effective as of March 31, 2000, on the date (the "Effective Date") when each of the following conditions precedent shall have been satisfied:

          (i) Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.

          (ii) The Borrower shall have paid to the Agent, for the account of each Revolving Credit Lender that executes and delivers this Amendment on or prior to the Effective Date, an amendment fee equal to 12 basis points times each such Lender's Revolving Credit Committed Amount (as defined in the Revolving Credit Agreement) as in effect on the date hereof.

     (b) EFFECT. The Revolving Credit Agreement and the Note Backup Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 4. MISCELLANEOUS.

This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

                  [Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       PRIMARK CORPORATION

                                       By /s/ Stephen H. Curran
                                       ----------------------------------------
                                       Name:  Stephen H. Curran
                                       Title: Executive Vice President & CFO


                                       MELLON BANK, N.A.,
                                       individually and as Agent under each
                                       Credit Facility

                                       By: /s/ R. Jane Westrich
                                           -------------------------------------
                                           R. Jane Westrich
                                           Vice President


CONSENTED AND AGREED:
Fleet National Bank
BANKBOSTON, N.A.


By /s/ Deanne M. Horn
----------------------------
Title: Vice President


BANK OF AMERICA, NA

By /s/ Michael R. Heredia
----------------------------
Title: Managing Director


THE CHASE MANHATTAN BANK

By /s/ Neil Sweeny
----------------------------
Title: Vice President




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AMSOUTH BANK.
     Successor in interest by merger to
     First American National Bank


By /s/ Seth Butler
---------------------------------
Title: Corporate Bank Officer


WACHOVIA BANK, N.A.

By /s/ John P. Rafferty
---------------------------------
Title: Senior Vice President


FLEET NATIONAL BANK

By /s/ Deanne M. Horn
---------------------------------
Title: Vice President


THE HUNTINGTON NATIONAL BANK

By /s/ Mark A. Scurci
---------------------------------
Title: Vice President

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